Page 1                                                               Exhibit A-3



           NUMBER                                          SHARES



        COMMON STOCK                                    COMMON STOCK
  PAR VALUE $.01 PER SHARE                        PAR VALUE $.01 PER SHARE

INCORPORATED UNDER THE LAWS                           CUSIP 206829 10 3
  OF THE STATE OF DELAWARE                   SEE REVERSE FOR CERTAIN DEFINITIONS

                                    CONECTIV


This Certifies that









is the owner of

           SHARES OF THE FULL-PAID AND NON-ASSESSABLE COMMON STOCK OF

Conectiv, transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of he Certificate of Incorporation of the Company. This Certificate is not valid unless countersigned by a Transfer Agent registered by a Registrar.

        Witness the seal of the Company and the signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated
                                                  COUNTER SIGNED AND REGISTERED:
                                                       THE BANK OF NEW YORK
 L.M. Walters             H.E. Cosgrove                 William J. Skinner
   TREASURER                CHAIRMAN               TRANSFER AGENT AND REGISTRAR




                                     [SEAL]




                           AMERICAN BANK NOTE COMPANY
z

                                    CONECTIV

     The Corporation is authorized to issue more than one class of stock, including a class of preferred stock that may be issued in one or more series. The Corporation will furnish to any stockholder, without charge and upon written request to the Corporate Secretary, a full statement of the powers, designations, preferences, and relative, participating, optional, or other special rights of the shares of each class of stock or series thereof and the qualifications, limitations and restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

      TEN COM  - as tenants in common                UNIF GIFT MIN ACT - ______ Custodian _______
      TEN ENT  - as tenants by the entireties                            (Cust)           (Minor)
      JT TEN   - as joint tenants with right of                          under Uniform Gifts
                 survivorship and not as tenants                         to Minors Act _________
                 in common                                                              (State)

     Additional abbreviations may also be used though not in the above list.



For value received, ______________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ___________________


                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITHT HE NAME AS
                                        WRIT-TEN UPON THE FACE OF THE
                                        CERTIFICATE, IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT, OR
                                        ANY CHANGE WHATEVER.



       SIGNATURE(S) GUARANTEED: ________________________________________________
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROED, THE CORPORATION WILL REQUIRE A BOND IF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

            NUMBER                                         SHARES



           CLASS A                                         CLASS A
        COMMON STOCK                                     COMMON STOCK
  PAR VALUE $.01 PER SHARE                         PAR VALUE $.01 PER SHARE

INCORPORATED UNDER THE LAWS                           CUSIP 206829 20 2
  OF THE STATE OF DELAWARE                   SEE REVERSE FOR CERTAIN DEFINITIONS

                                    CONECTIV


This Certifies that









is the owner of

           SHARES OF THE FULL-PAID AND NON-ASSESSABLE COMMON STOCK OF

Conectiv, transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of he Certificate of Incorporation of the Company. This Certificate is not valid unless countersigned by a Transfer Agent registered by a Registrar.

        Witness the seal of the Company and the signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated
                                                  COUNTER SIGNED AND REGISTERED:
                                                       THE BANK OF NEW YORK
 L.M. Walters            H.E. Cosgrove                  William J. Skinner
   TREASURER               CHAIRMAN                TRANSFER AGENT AND REGISTRAR




                                     [SEAL]




                           AMERICAN BANK NOTE COMPANY

                                    CONECTIV

     The Corporation is authorized to issue more than one class of stock, including a class of preferred stock that may be issued in one or more series. The Corporation will furnish to any stockholder, without charge and upon written request to the Corporate Secretary, a full statement of the powers, designations, preferences, and relative, participating, optional, or other special rights of the shares of each class of stock or series thereof and the qualifications, limitations and restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

      TEN COM  - as tenants in common                UNIF GIFT MIN ACT - ______ Custodian ______
      TEN ENT  - as tenants by the entireties                            (Cust)           (Minor)
      JT TEN   - as joint tenants with right of                          under Uniform Gifts
                 survivorship and not as tenants                         to Minors Act _______
                 in common                                                             (State)

     Additional abbreviations may also be used though not in the above list.



For value received, ______________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________


________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, __________________


                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITHT HE NAME AS
                                        WRIT-TEN UPON THE FACE OF THE
                                        CERTIFICATE, IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT, OR
                                        ANY CHANGE WHATEVER.



       SIGNATURE(S) GUARANTEED: ________________________________________________
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROED, THE CORPORATION WILL REQUIRE A BOND IF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.